UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2019

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 456-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On September 3, 2019, The Kraft Heinz Company (“Kraft Heinz”) issued a press release announcing the commencement of an offer to purchase for cash by Kraft Heinz Foods Company, its 100% owned subsidiary (the “Issuer”), any and all of the Issuer’s outstanding 5.375% senior notes due 2020 (the “Tender Offer”), of which $900 million aggregate principal amount is currently outstanding. The Tender Offer is subject to the terms and conditions set forth in the Offer to Purchase dated September 3, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

Concurrently with the commencement of the Tender Offer, Kraft Heinz also issued notices of redemption by Kraft Heinz Canada ULC, its 100% owned subsidiary, of all of Kraft Heinz Canada ULC’s outstanding 2.700% Canadian dollar senior notes due 2020, of which 300 million Canadian dollar aggregate principal amount is currently outstanding, and by the Issuer of $800 million of the Issuer’s 2.800% senior notes due 2020, of which $1,500 million aggregate principal amount is currently outstanding. The redemption date for the redemptions will be October 3, 2019.

As previously disclosed, on August 9, 2019, Kraft Heinz repaid $350 million aggregate principal amount of its variable rate senior notes due 2019.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	The Kraft Heinz Company Press Release, dated September 3, 2019.

104	The cover page from The Kraft Heinz Company’s Current Report on Form 8-K dated September 3, 2019, formatted in iXBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: September 3, 2019	By:	/s/ Rashida La Lande
Rashida La Lande
Senior Vice President, Global General Counsel and Head of CSR and Government Affairs; Corporate Secretary